UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2012

PERNIX GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-92445	36-4025775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 E. 22nd Street
Lombard, Il.	60148
(Address of Principal Executive Offices)	(Zip Code)

(630) 620-4787

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets.

On October 12, 2012, Pernix Group, Inc. sold its 100% equity interest in Telesource CNMI, Inc. (TCNMI) to Marianas Energy Technology, Inc. (the Buyer) for $1,000 in cash plus Buyer assumption of all third party liabilities. The sale price is consistent with the range of the fair market value of the equity interest as determined by an independent third party valuation firm. The cash proceeds were received on October 12, 2012.

For reporting purposes, the results of operations of TCNMI will be included as income from discontinued operations in the Company’s third quarter 2012 results.

Pro forma financial information with respect to the sale is provided in Item 9.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

PERNIX GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited consolidated pro forma financial information of Pernix Group, Inc. and its consolidated subsidiaries (Pernix or the Company) is based upon the historical statements of operations, as adjusted to reflect the disposition of its interest in TCNMI. The historical statements of operations presented in the pro forma financial information are for the six months ended June 30, 2012 as presented in the Form 10-Q filed on August 14, 2012, and for the year ended December 31, 2011 as presented in the Form 10-K filed on March 30, 2012. The 2011 historical financial statements as presented in the Form 10-K did not yet reflect the pro forma impact of the March 2012 disposition of TransRadio Sendersysteme Berlin, A.G., (TransRadio), therefore, the 2011 pro forma financial information included in this filing includes a column to reclassify the losses from operations of TransRadio to Loss from discontinued operations. The historical balance sheet presented in the pro forma financial information is as of June 30, 2012 as was presented in the Form 10-Q filed on August 14, 2012.

The following unaudited consolidated pro forma financial information of Pernix should be read in conjunction with the related notes and with the historical consolidated financial statements of Pernix and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma consolidated balance sheet reflects the disposition of TCNMI as if it occurred on June 30, 2012 while the unaudited pro forma statements of consolidated income give effect to the disposition as if it occurred on January 1, 2011. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that Pernix management believes are reasonable.

The unaudited consolidated pro forma financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have occurred if the transaction described above had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements. For example, this financial information does not reflect any potential earnings or other impacts from the use of the proceeds from the disposition or cost reductions of previously allocated corporate costs and potential subsequent restructuring charges.

PERNIX GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2012

	Pernix Consolidated Historical	Pro Forma Adjustments TCNMI Disposition		Pernix Pro Forma Consolidated
Assets
Current assets:
Cash and cash equivalents	$8,765,139	$(42,927)	(a)	$8,723,212
	-	1,000	(b)
Accounts receivable less allowance for doubtful accounts of zero at June 30, 2012	17,446,664	(413,223)	(a)	17,033,441
Other receivables	271,096	(27,171)	(a)	293,925
		50,000	(a)
Inventories	1,449,700	-		1,449,700
Deferred tax asset	1,588,953	(474,606)	(d)	1,114,347
Prepaid expenses and other current assets	394,697	(8,059)	(a)	386,638
Total current assets	29,916,249	(914,986)		29,001,263
Plant, and equipment, net of accumulated depreciation of $806,849
at June 30, 2012	408,567	(8,482)	(a)	400,085
Deferred tax asset, (net of valuation allowance of $22,103,132
at June 30, 2012)	3,729,878	-	(c)	3,729,878
Other assets	47,533	(9,487)	(a)	38,046
Total assets	$34,102,227	$(932,955)		$33,169,272
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	4,979,538	(439,157)	(a)	4,540,381
Accounts payable — related party	35,088	-		35,088
Accounts Payable - Others	31,701	33,883	(a)	65,584
Accrued expenses	10,575,840	(1,202,241)	(a)	9,373,599
Interest payable — related party	452,412	-		452,412
Short term debt	17,292	-		17,292
Short term debt - related party	1,000,000	-		1,000,000
Billings in excess of costs and estimated earnings	6,064,490	-		6,064,490
Dividends payable	103,109	-		103,109
Total current liabilities	23,259,470	(1,607,515)		21,651,955
Long term debt	30,471	-		30,471
Long term debt - related party	1,274,301	-		1,274,301
Total liabilities	24,564,242	(1,607,515)		22,956,727
Equity:
Pernix Group, Inc. and Subsidiaries Stockholders’ equity
Convertible senior preferred stock, $0.01 par value. Authorized 50 million shares
$170,000 involuntary liquidation preference, 170,000 shares issued and
outstanding at June 30, 2012	1,700	-		1,700
Common stock, $0.01 par value. Authorized 200,000,000 shares, 9,403,697 issued		-
at June 30, 2012	94,037	-		94,037
Additional paid-in capital	76,844,750	-		76,844,750
Accumulated deficit	(69,840,310)	674,560	(d)	(69,165,750)
Accumulated comprehensive (loss)	(231,562)	-		(231,562)
Total Pernix Group, Inc. and Subsidiaries Stockholders’ equity	6,868,615	674,560		7,543,175
Noncontrolling interest	2,669,370	-		2,669,370
Total equity	9,537,985	674,560		10,212,545
Total liabilities and Stockholders’ equity	$34,102,227	$(932,955)		$33,169,272

See accompanying notes to the unaudited pro forma consolidated financial statements.

PERNIX GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ending June 30, 2012

	Pernix Consolidated Historical	Pro Forma Adjustments TCNMI Disposition (e)	Pernix Pro Forma Consolidated
Revenues:
Construction revenues	$58,247,272	$-	$58,247,272
Service fees — power generation plant	3,077,683	809,350	2,268,333
Gross revenues	61,324,955	809,350	60,515,605
Costs and expenses:
Construction costs	54,000,353	-	54,000,353
Operation and maintenance costs - power generation plant	2,110,984	562,570	1,548,414
Cost of revenues	56,111,337	562,570	55,548,767
Gross profit	5,213,618	246,780	4,966,838
Operating expenses:
Salaries and employee benefits	1,587,312	38,254	1,549,058
Building rental and occupancy expense	35,632	2,951	32,681
Occupancy - related party	52,445	-	52,445
General and administrative	1,729,387	530,467	1,198,920
Total operating expenses	3,404,776	571,672	2,833,104
Operating income (loss)	1,808,842	(324,892)	2,133,734

Other income (expense):
Interest (expense)/income, net	(11,756)	6,874	(18,630)
Interest (expense) - related party	(89,293)	-	(89,293)
Foreign currency exchange (loss)	(18,403)	-	(18,403)
Other income / (loss), net	763,857	2,175	761,682
Total other income (expense)	644,405	9,049	635,356

Consolidated income / (loss) before income taxes	2,453,247	(315,843)	2,769,090
Income tax benefit / (expense)	(1,160,540)	(1,395,808)	235,268
Consolidated income (loss) from continuing operations	1,292,707	(1,711,651)	3,004,358

Gain (loss) from discontinued operations:
(Loss) from discontinued operations on the sales of TransRadio	(1,117,525)	-	(1,117,525)

Consolidated net income (loss)	175,182	(1,711,651)	1,886,833

Less: Net income/(loss) attributable to noncontrolling interest	1,860,180	-	1,860,180

Consolidated net income/(loss) attributable to the stockholders
of Pernix Group, Inc. and Subsidiaries	(1,684,998)	(1,711,651)	26,653

Less: Preferred stock dividends	45,583	-	45,583

Consolidated net income/(loss) attributable to the common
stockholders of Pernix Group Inc., and subsidiaries	$(1,730,581)	$(1,711,651)	$(18,930)

EPS attributable to the stockholders of Pernix Group, Inc. and Subsidiaries:
Basic net income / (loss) per share from continuing operations	$(0.07)	$(0.18)	$0.12
Diluted net income / (loss) per share from continuing operations	$(0.07)	$(0.18)	$0.12
Basic net income / (loss) per share from discontinued operations	$(0.12)	N/A	$(0.12)
Weighted average shares outstanding - basic	9,403,697	9,403,697	9,403,697

Weighted average shares outstanding - diluted	9,403,697	9,403,697	9,566,210

See accompanying notes to the unaudited pro forma consolidated financial statements.

PERNIX GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Statement of Operations for Year End December 31, 2011

	Pernix Pro Forma Consolidated Historical	Pro Forma Adjustments TCNMI Disposition (e)	Pro Forma Reclass of TransRadio Disposition (f)	Pernix Pro Forma Consolidated
Revenues:
Construction revenues	$51,841,103	$-	$-	$51,841,103
Transmitter design and installation	10,207,047		10,207,047	-
Service fees — power generation plant	7,791,874	1,604,252	-	6,187,622
Service fees — related party	826	-	-	826
Gross revenues	69,840,850	1,604,252	10,207,047	58,029,551
Costs and expenses:
Construction costs	47,982,824	-	-	47,982,824
Transmitter design and installation cost	7,373,347	-	7,373,347	-
Operation and maintenance costs - power generation plant	5,018,011	1,155,797	-	3,862,214
Cost of revenues	60,374,182	1,155,797	7,373,347	51,845,038
Gross profit	9,466,668	448,455	2,833,700	6,184,513
Operating expenses:
Salaries and employee benefits	7,265,885	75,940	4,775,245	2,414,700
Building rental and occupancy expense	682,342	5,846	596,582	79,914
Occupancy - related party	103,724	99,982	-	3,742
Impairment of long-lived assets	1,698,899	-	1,698,899	-
General and administrative	2,645,507	-	(55,373)	2,700,880
Total operating expenses	12,396,357	181,768.00	7,015,353	5,199,236
Operating income (loss)	(2,929,689)	266,687.00	(4,181,653)	985,277

Other income (expense):
Interest (expense)/income, net	(172,823)	5,314	(172,965)	(5,172)
Interest (expense) - related party	(133,319)	-	(16,910)	(116,409)
Foreign currency exchange (loss)	(50,742)	-	-	(50,742)
Other income / (loss), net	106,965	8,140	(55,648)	154,473
Total other income (expense)	(249,919)	13,454	(245,523)	(17,850)

Consolidated income / (loss) before income taxes	(3,179,608)	280,141	(4,427,176)	967,427
Income tax benefit / (expense)	5,787,400	1,395,808	425,335	3,966,257
Consolidated income (loss) from continuing operations	2,607,792	1,675,949	(4,001,841)	4,933,684

Gain (loss) from discontinued operations:
Reclassification of TransRadio loss to loss on Discontinued Operations	-	-	3,688,929	(3,688,929)

Consolidated net income (loss)	2,607,792	1,675,949	(312,912)	1,244,755

Less: Net income/(loss) attributable to noncontrolling interest	658,317	-	(384,163)	1,042,480

Consolidated net income/(loss) attributable to the stockholders of
Pernix Group, Inc. and Subsidiaries	1,949,475	1,675,949	71,251	202,275

Less: Preferred stock dividends	126,497	-	71,251	55,246

Consolidated net income/(loss) attributable to the common
stockholders of Pernix Group Inc., and subsidiaries	$1,822,978	$1,675,949	$-	$147,029

EPS attributable to the stockholders of Pernix Group, Inc. and Subsidiaries:
Basic net income / (loss) per share from continuing operations	$0.19	$0.18	$(0.39)	$0.41
Diluted net income / (loss) per share from continuing operations	$0.21	$0.18	$(0.39)	$0.41
Basic net income / (loss) per share from discontinued operations	$0.00	N/A	N/A	$(0.39)
Weighted average shares outstanding - basic	9,403,697	9,403,697	9,403,697	9,403,697

Weighted average shares outstanding - diluted	9,429,647	9,429,647	9,403,697	9,429,647

See accompanying notes to the unaudited pro forma consolidated financial statements.

PERNIX GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(a)     To reflect the removal or adjustment of TCNMI balance sheet accounts as set forth in the October 12, 2012 Securities Purchase Agreement.

(b)     To reflect cash Pernix Group, Inc. received for the sale of its interest in TCNMI.

(c)     As disclosed in the Pernix Group, Inc. Form 10-Q filed on August 14, 2012, TCNMI had deferred tax assets related to historical net operating losses of $15.2 million that were fully offset by a valuation allowance. Subsequent to the sale of TCNMI, these net operating loss deferred tax assets do not remain with the Company. However, the Company realized a tax loss for U.S. income tax purposes on the sale of TCNMI of $51.8 million, thereby generating new tax assets in the amount of $21.5 million, consisting of $3.8 million of state deferred tax assets and $17.7 million of federal deferred tax assets all of which are fully reserved for by a valuation allowance as of the sale date as the Company’s assessment at this time does not suggest that it is more likely than not that these assets will be realized.

(d)     To reflect estimated $0.7 million gain, net of tax expense of $0.4 million, related to the sale of TCNMI.

(e)     To reflect the removal of the operating results of TCNMI as if the transaction occurred on January 1, 2011.

(f)      In early 2012, the Company sold its interest in TransRadio SenderSysteme Berlin A.G. (TransRadio) as disclosed in the form 8-K filed on April 20, 2012. The purpose of these adjustments is to reclassify the TransRadio loss to Loss from Discontinued Operations for the year ended December 31, 2011.

Unaudited Pro forma financial statements are presented above.

 (d) Exhibits

Exhibit Number	Description

(101.INS)***	XBRL Instance Document
(101.SCH)***	XBRL Taxonomy Extension Schema Document
(101.CAL)***	XBRL Taxonomy Extension Calculation Linkbase Document
(101.LAB)***	XBRL Taxonomy Extension Label Linkbase Document
(101.PRE)***	XBRL Taxonomy Extension Presentation Linkbase Document
(101.DEF)***	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX GROUP, INC.

	By:	/s/ Nidal Zayed
Nidal Zayed
President and Chief Executive Officer

	By:	/s/ Gregg D. Pollack
Gregg D. Pollack
V.P. — Administration and Chief Financial Officer

	By:	/s/ Carol J. Groeber
Carol J. Groeber
Corporate Controller & Principal Accounting Officer

Dated: October 16, 2012